UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

December 15, 2009

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to the Issuing Entities Described Herein and Underwriter with regard to the Exchange Note)

WORLD OMNI FINANCIAL CORP.

(Issuer with respect to the Exchange Note)

Delaware

(State or other jurisdiction of incorporation or organization)

333-152253

(Commission File Number)

90-0399122

30-0500335

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of registrants, including Zip Code)

Registrants’ telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 15, 2009, World Omni LT (the “Titling Trust”) entered into the Fifth Amended and Restated Servicing Agreement (the “Basic Servicing Agreement”) by and among World Omni Financial Corp., as Closed-End Servicer (the “Servicer”), the Titling Trust, and AL Holding Corp., as Closed-End Collateral Agent. Pursuant to the Basic Servicing Agreement, the Titling Trust appointed the Servicer to act as servicer of any leases and related leased vehicles allocated to the closed-end specified interest of the Titling Trust. Duties of the Servicer include the collection, administration and management of such lease assets on behalf of the Titling Trust.

On December 15, 2009, the Tiling Trust entered into the Fourth Amended and Restated Collateral Agency Agreement (the “Collateral Agency Agreement”) by and among the Titling Trust, as Borrower, Auto Lease Finance LLC, as Initial Beneficiary (the “Initial Beneficiary”), AL Holding Corp., as Closed-End Collateral Agent, Bank of America, N.A., as Deal Agent, U.S. Bank National Association, as Closed-End Administrative Agent, and the secured parties from time to time party to such agreement. Pursuant to the Collateral Agency Agreement, among other things, the Initial Beneficiary may purchase advances from the warehouse facility lenders and the Titling Trust will issue an exchange note to the Initial Beneficiary secured by certain assets in the closed-end collateral specified interest that have been allocated to a reference pool in connection therewith.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Fifth Amended and Restated Servicing Agreement, dated as of December 15, 2009, by and among World Omni Financial Corp., as Closed-End Servicer, World Omni LT, as Titling Trust, and AL Holding Corp., as Closed-End Collateral Agent.

Exhibit 99.2	Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009, by and among World Omni LT, as Borrower, Auto Lease Finance LLC, as Initial Beneficiary, AL Holding Corp., as Closed-End Collateral Agent, Bank of America, N.A., as Deal Agent, U.S. Bank National Association, as Closed-End Administrative Agent, and the secured parties from time to time party to such agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the undersigned has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO LEASING LLC

Dated: April 18, 2011	By:	/s/ Ben Miller
	Name:	Ben Miller
	Its:	Assistant Treasurer

WORLD OMNI LT By: AUTO LEASE FINANCE LLC, as Initial Beneficiary

Dated: April 18, 2011	By:	/s/ Ben Miller
	Name:	Ben Miller
	Its:	Assistant Treasurer

INDEX OF EXHIBITS

Exhibit 99.1	Fifth Amended and Restated Servicing Agreement, dated as of December 15, 2009, by and among World Omni Financial Corp., as Closed-End Servicer, World Omni LT, as Titling Trust, and AL Holding Corp., as Closed-End Collateral Agent.

Exhibit 99.2	Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009, by and among World Omni LT, as Borrower, Auto Lease Finance LLC, as Initial Beneficiary, AL Holding Corp., as Closed-End Collateral Agent, Bank of America, N.A., as Deal Agent, U.S. Bank National Association, as Closed-End Administrative Agent, and the secured parties from time to time party to such agreement.